EXHIBIT 32

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)


         Pursuant to section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of Newgold, Inc., a Delaware corporation (the "Company"), do hereby certify with respect to the Quarterly Report of Newgold on Form 10-QSB for the quarter ended July 31, 2005 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

         (1) the 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of Newgold.

                                  NEWGOLD, INC.


Dated:  September 12, 2005        /s/ SCOTT DOCKTER
                                  ---------------------------------------------
                                  Scott Dockter, President and Chief Executive
                                  Officer

Dated:  September 12, 2005        /s/ JAMES KLUBER
                                  ---------------------------------------------
                                  James Kluber, Chief Financial Officer